UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2023

INSEEGO CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38358	81-3377646
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

9710 Scranton Road, Suite 200

San Diego, California 92121

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 812-3400

Not Applicable

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share Preferred Stock Purchase Rights	INSG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 5, 2023, Inseego Corp. (the “Company”) held an annual meeting of its stockholders (the “Annual Meeting”). Of the 116,873,019 shares of the Company’s common stock entitled to vote at the Annual Meeting, a total of 78,665,494 shares were represented at the Annual Meeting in person or by proxy. The voting results for each item of business properly presented at the Annual Meeting are set forth below.

Proposal 1: Election of Directors

Both of the persons nominated by the Company to serve as directors for a three-year term until the 2026 annual meeting of stockholders were elected with the following votes:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
James B. Avery	39,766,843	2,781,114	36,117,507
Jeffrey Tuder	40,075,966	2,472,021	36,117,507

Proposal 2: Ratification of Appointment of Independent Registered Public Accountants

The proposal to ratify the appointment of Marcum LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2023 was approved with the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
75,748,726	2,279,250	637,518	0

 Proposal 3: Advisory Vote on Executive Compensation

The proposal to approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers was approved with the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,554,288	2,919,406	1,074,293	36,117,507

Proposal 4: Advisory Vote on Frequency of Advisory Vote on Executive Compensation

With respect to the advisory resolution on the frequency of advisory votes on executive compensation, the frequency of “One Year” received the most votes with the following vote:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
40,912,976	318,385	564,318	752,308	36,117,507

Proposal 5: Approval of Reverse Stock Split

The proposal to authorize an amendment of the Company’s Certificate of Incorporation to implement a reverse stock split of the Company’s outstanding shares of Common Stock by a ratio in the range of one-for-five to one-for-ten was approved with the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
70,857,505	7,298,643	509,346	0

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Proposal 6: Approval of Increase in Authorized Shares of Common Stock

The proposal to authorize an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 150 million shares to 300 million shares was approved with the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,390,494	10,908,150	249,343	36,117,507

Proposal 7: Approval of Adjournment of Annual Meeting

The proposal to approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the other proposals was approved with the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
64,116,882	13,600,553	948,059	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSEEGO CORP.

Date: September 8, 2023	By:	/s/ Kurt E. Scheuerman
Name: Kurt E. Scheuerman
Title: Chief Administrative Officer and General Counsel

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